UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2013

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 24, 2013, the Board of Directors (the “Board”) of Best Buy Co., Inc. (“Best Buy,” the “Company” or the “registrant”) elected David W. Kenny as a director, effective September 27, 2013. Mr. Kenny is currently the chairman and chief executive officer of The Weather Company, the nation's leading provider of weather forecasts and information..

Mr. Kenny will be appointed to serve on a Board committee at a later date.

There are no transactions or relationships between the registrant and Mr. Kenny that are reportable under Item 404(a) of Regulation S-K.

Mr. Kenny is expected to stand for election to the registrant's Board at the 2014 Regular Meeting of Shareholders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 25, 2013, the Board duly adopted a resolution to approve amendments to Article III, Section 4(F) and Article IV, Sections 2, 3, 4, 6 and 7 of the registrant's Amended and Restated By-Laws (the “By-Law amendments”) in order to remove the ability for directors to give their advance written consent or opposition to a proposal to be presented at a Board meeting and to clarify the roles of the registrant's Chief Executive Officer, President and other Officers in alignment with Company practice and organizational needs.

The By-Law amendments were effective immediately upon approval.

The foregoing summary of the By-Law amendments is qualified in its entirety by reference to the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 26, 2013, Best Buy issued a news release announcing the appointment of Mr. Kenny to the Board as described above under Item 5.02. A copy of the news release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act, of the Securities Exchange Act of 1934, as amended.

Best Buy's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit 3.1 is filed and Exhibit 99.1 is furnished as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
3.1	Best Buy Co., Inc. Amended and Restated By-Laws

99.1
News release issued September 26, 2013. Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: September 26, 2013	By:	/s/ KEITH J. NELSEN
Keith J. Nelsen
Executive Vice President, General Counsel and Secretary

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